Exhibit 99.1
Investor Presentation ( May - June 2022) May 16, 2022

Safe Harbor Statement 2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995 : Statements in this Presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 .. Forward - looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 and in other documents filed by the Company with the Securities and Exchange Commission from time to time .. Forward - looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms .. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements .. The Company has no obligation to update these forward - looking statements ..

Our Brand Promise: Rewarding Relationships Nurturing Relationships and Rewarding Customers, Employees, and Shareholders 3

4 Key Messages Conservative Underwriting with History of Solid Value Creation ► Leading Community Bank in the Greater NYC Area ► Well Diversified and Low Risk Loan Portfolio ► History of Sound Credit Quality since IPO in 1995 ► Asian Banking Niche ► Beneficiary of a Steepening Yield Curve

Flushing Financial Snapshot (NASDAQ: FFIC)

1Q22 Key Statistics

Balance Sheet		Performance	
Assets	$8.2B	GAAP/Core ROAA	0.91%/0.94%[2]
Loans	$6.6B	GAAP/Core ROAE	10.83%/11.27%[2]
Deposits	$6.5B[1]	Efficiency Ratio	58.9%[2]
Equity	$0.7B	Tangible Book Value	$21.61
		Dividend Yield	4.0%[3]

Footprint

Deposits primarily from 25[6] branches in multicultural neighborhoods and our online division, consisting of iGObanking® and BankPurely®



Manhattan
Queens
Brooklyn
Nassau
Suffolk

Competitive Advantages

Strong Franchise and Diverse Business Mix

- **Diversified loan portfolio** with focus on commercial business loans, multifamily mortgages, and commercial real estate
- Current/historical **strong credit** and capital positions

Track Record of Long-Term Outperformance

- Only 9 of the 69 publicly traded banks in Flushing Bank's markets in 1995 remain; **FFIC has a total return of 1,056%** compared to 979% for the peer median[4] and 1,135% for the S&P 500 Total Return[4]
- FFIC has outperformed peers[5] since its IPO on 11/21/95 or the IPO of its peers by 482 percentage points and the BKX by 521 percentage points

Strategic Opportunities

- Increase customer usage of **mobile and online banking technology platform**
- **Optimizing funding mix** through internet banks and Asian initiatives
- Proactively managing balance sheet to **enhance net interest income**

FFIC FLUSHING Financial Corporation

[1] Includes mortgagors' escrow deposits; [2] See Reconciliation of GAAP Revenue & Pre-Provision Pre-Tax Net Revenue for calculation; [3] Calculated using 5/10/22 closing price of $21.76; [4] Performance calculated from 11/21/1995 to 3/31/22; Banks include: CARV, CNOB, DCOM, FLIC, LBAI, NYCB, UNTY, and VLY; [5] Peers include BCBP, DCOM, FLIC, ISBC, KRNY, LBAI, NFBK, OCFC, PFS, PGC, and SBNY [6] Elmhurst branch coming soon

5

6 Strong Asian Banking Market Focus 15% of Total Deposits 1 $ 34B Deposit Market Potential (~3% Market Share 1 ) 6.9% FFIC 5 Year Asian Market CAGR vs 3.7% 2 for the Comparable Asian Markets Asian Communities – Total Loans $749MM and Deposits $995M Multilingual Branch Staff Serves Diverse Customer Base in NYC Metro Area Growth Aided by the Asian Advisory Board Sponsorships of Cultural Activities Support New and Existing Opportunities 1 Includes mortgagors’ escrow deposits 2 as of June 30, 2021; Latest FDIC Data; includes Elmhurst Expansion into Elmhurst coming soon

7 Experienced Executive Leadership Team Executive Compensation and Insider Stock Ownership (6.1% 2 ) Aligned with Shareholder Interests John Buran President and CEO Maria Grasso SEVP, COO, Corporate Secretary Susan Cullen SEVP, CFO, Treasurer Francis Korzekwinski SEVP, Chief of Real Estate Michael Bingold SEVP, Chief Retail and Client Development Officer Douglas McClintock SEVP, General Counsel FFIC: 21 years Industry: 45 years 16 years 36 years 7 years 32 years 29 years 33 years 9 years 39 years <1 year 46 years Allen Brewer SEVP, Chief Information Officer Tom Buonaiuto SEVP, Chief of Staff, Deposit Channel Executive Vincent Giovinco EVP, Commercial Real Estate Lending Jeoung Jin EVP, Residential and Mixed Use Theresa Kelly EVP, Business Banking Patricia Mezeul EVP, Director of Government Banking 13 years 48 years 14 years 1 30 years 2 years 24 years 24 years 29 years 16 years 38 years 14 years 42 years 1 Previously President and COO of Empire Bancorp and Empire National Bank from its inception in February 2008 until the sale to Fl ushing Financial in October 2020 2 Directors and executive officers as of March 31 , 2022

8 26 Year Track Record of Steady Growth Core EPS ($) Dividends per Share ($) Tangible Book Value per Share ($) Assets ($B) Total Gross Loans ($B) Total Deposits ($B) 1 $ - $0.84 $0.22 1995 2000 2005 2010 2015 2020 2021 1Q22 $ - $2.81 $0.61 1995 2000 2005 2010 2015 2020 2021 1Q22 $0.6 $6.5 1995 2000 2005 2010 2015 2020 2021 1Q22 $0.3 $6.6 1995 2000 2005 2010 2015 2020 2021 1Q22 $0.7 $8.2 1995 2000 2005 2010 2015 2020 2021 1Q22 10% CAGR 9% CAGR 13% CAGR 10% CAGR 2 15% CAGR 2 $4.86 $21.61 1995 2000 2005 2010 2015 2020 2021 1Q22 6% CAGR Note: Acquisition of Empire Bancorp in 2020 (loans and deposits acquired of $685MM and $854MM, respectively; assets acquired of $982MM) 1 Includes mortgagors’ escrow deposits 2 Calculated from 1996 - 2021

3 4 1 2 Improve and Grow Funding Mix Generate Appropriate ly Priced Loan Growth  Noninterest bearing DDA growth  Increase core deposits  Manage overall deposit costs  Achieve historical loan growth  Price loans in relation to acceptable risk  More emphasis on floating - rate loans Manage Asset Quality Invest in the Future  Continue conservative underwriting  No change to risk profile  Manage through the cycle returns  Capitalize on merger disruption  Continue digital adoption gains  Appropriately manage operating expenses while continuing franchise investments 2022 Strategic Objectives: Growth Through Investment 9 Appropriately Managing the Short Term While Investing for the Long Term

Well-positioned to Benefit from Industry Merger Disruption


30 people recruited (12 Revenue Producers) from Merged Institutions YoY

Current Pro Forma U.S. Branches

- Flushing Financial (FFIC)[1]
- M&T Bank (MTB)/ People's United Financial (PBCT) (Closed April 1, 2022)
- Webster Financial (WBS)/ Sterling Bancorp (STL) (Closed Feb 1, 2022)
- Citizens Financial Group (CFG)/ HSBC (Closed Feb 18, 2022) / Investors Bancorp (ISBC) (Closed April 6, 2022)
- New York Community Bancorp (NYCB)/ Flagstar Bancorp (FBC) (Pending)
- Valley National Bancorp (VLY)/ The Westchester Bank (Closed Dec 1, 2021)/ Bank Leumi USA (Closed April 1, 2022)
- Dime Community Bancshares (DCOM) (Closed Feb 1, 2021)
- TD Bank (TD)/First Horizon (FHN) (Pending)
- OceanFirst (OCFC)/Partners (PTRS) (Pending)

- **10 bank mergers** have been announced or closed involving Long Island area banks[2]
- **Out of the $328B of total industry deposits** in Nassau, Queens, Kings, and Suffolk Counties, $87B or 27% involve a merger participant[3]
- **93% of FFIC's deposits** are in the Long Island market, including Brooklyn and Queens

FFIC FLUSHING Financial Corporation

[1] 24 FFIC branches shown, for illustrative purposes only, includes Elmhurst (to open shortly); Shirley, NY location not pictured
[2] Includes MTB/PBCT, WBS/STL, CFG/ISBC/HSBC, NYCB/FBC, VLY/The Westchester Bank/Bank Leumi USA, DCOM, TD/FHN, and OCFC/PTRS
[3] Based on most recent (June 30, 2021) S&P Global data

10

11 Metro New York City Economy Is Rebounding 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 250 260 270 280 290 300 310 320 330 340 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 House Price Index for New York City MSA 1 Recession HPI 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 $0 $100 $200 $300 $400 $500 $600 $700 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 Median Lisitng Price per Sq Feet in NYC MSA Recession Median Listing Price per Square Feet 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Unemployment Rate for New York City MSA Recession Unemployment Rate 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 0 50 100 150 200 250 300 350 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 NYC Leisure and Hospitality Employment 2 Recession Leisure and Hospitality Employment Source: FRED Economic Data, St. Louis Fed 1 Index=1995:Q1=100 2 Thousands of Persons

Record Loan Pipeline; Satisfactions Should Decline 12  Closings poised to accelerate – Closings up 65% YoY excluding PPP – 10 bank mergers announced within footprint – Strong organic growth opportunity  Pipeline up 55% QoQ – Commercial real estate is a larger driver – Business Banking pipeline up 46% YoY  Loan prepayments and satisfactions remained elevated – Expected to decline over time with rising rates Loan Pipeline Up 77% YoY ($MM) $375.8 $432.6 $530.7 $429.3 $663.7 $322.9 $324.4 $243.9 $362.7 $329.3 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 1Q21 2Q21 3Q21 4Q21 1Q22 Loan Pipeline Loan Closings

Digital Banking Usage Continues to Increase 13 Technology Enhancements Remain a Priority 28% Increase in Monthly Mobile Active Users YoY ~ 24,000 Active Online Banking Users 31% YoY Growth 15% Digital Banking Enrollment YoY Growth Numerated Small Business Lending Platform $4.1MM Originated in 1Q22 JAM FINTOP Early Look at Emerging Technology ~4,500 Zelle ® Transactions >$1.6MM Zelle Dollar Transactions in March 2022

Deposits Costs Drive NIM Expansion 14 Base NIM FTE 2.60% 2.40% 2.80% 3.08% 3.22% GAAP NIM FTE 2.70% 2.47% 2.85% 3.24% 3.36% ($MM) See Appendix for definitions of Core and Base NII FTE and Core NIM, and Net Prepayment Penalties $168.3 $164.2 $196.9 $243.3 $62.7 2.72% 2.49% 2.87% 3.17% 3.31% 4.38% 4.51% 4.14% 4.05% 4.04% 1.36% 1.76% 0.82% 0.32% 0.21% -0.50% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2018 2019 2020 2021 1Q22 Base NII FTE Net Prepayment Penalties Core NII FTE Core NIM FTE Core Loan Yields Deposit Costs Stable Loan Yields Falling Deposit Costs

Better Funding Profile Today Versus the Last Rising Rate Cycle 15  Prior to the first rate increase in the 2015 - 2019 cycle, higher yielding CDs and borrowings were 52.8% of funding; in this cycle, the starting point declined significantly to 24.5%  Funding swaps to reprice 98 bps lower in 2Q22 and 139 bps lower in 2023  The cost of funding was 1.02% or 88 bps over the Fed Funds in 3Q15; in this cycle the starting cost of funds improved to 0.50% or 42 bps over Fed Funds  Noninterest bearing deposits were 5.2% of funding last rising rate cycle and improved to 13.4% of assets this cycle  The split of the noninterest bearing deposits in 3Q15 was 82% business, 1% government, and 17% personal compared to 75%, 2%, and 23%, respectively, in 4Q21  A 50 bps change in rates with no deposit rate adjustments results in an approximate $5MM annualized increase in net interest income Our Ability to Lag Deposit Rate Increases Is a Key Factor in the NIM Outlook Funding Profile (As a % of Total Funding) NIB - 5.2% NOWs - 27.0% Savings - 5.3% MM - 8.8% CDs - 27.9% Mgt Esc - 0.9% Borrowings - 24.9% 3Q15 NIB - 13.4% NOWs - 26.7% Savings - 2.2% MM - 32.5% CDs - 13.2% Mgt Esc - 0.7% Borrowings - 11.3% 4Q21

Rising Rate Offsets – Asset Profile 16  We have several items that can mitigate rising rates including: – Business Banking portfolio that has increased to 21.6% of loans in this cycle compared to only 12.2% of loans last cycle – $410MM of loan swaps that convert fixed rate loans to floating rate – Approximately $480MM of real estate loans that will reprice by the end of 2022  Approximately 30% or over $2B of loans (including hedges) will reprice higher (assuming stable or higher rates) within one year The Loan Mix Has Shifted to Business Banking Since the Start of the Last Cycle Loan Mix (As a % of Total Loans) Multifamily - 37.9% NOO CRE - 26.8% 1 - 4 Family - 12.8% Construction - 0.9% Business Banking - 21.6% 4Q21 Multifamily - 48.8% NOO CRE - 20.5% 1 - 4 Family - 18.4% Construction - 0.1% Business Banking - 12.2% 3Q15

17 Deposit Mix Improves As Costs Continue to Decline Average Deposits Composition ($MM) $4,736 $5,013 $5,163 $6,416 $6,410 1.36% 1.76% 0.82% 0.32% 0.21% 0% 1% 1% 2% 2% 3% 3% 0 1000 2000 3000 4000 5000 6000 7000 2018 2019 2020 2021 1Q22 Noninterest Bearing NOW Accounts Savings Money Market CDs Mortgage Escrow Deposit Costs

$5,536 $5,757 $6,702 $6,634 $6,601 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2018 2019 2020 2021 1Q22 Multifamily Commercial Real Estate Construction 1-4 Family Business Banking Total Gross Loans 18 Diversified Loan Mix; Yields Are Stable Loan Composition Period End Loans ($MM) Empire Bancorp acquisition added total loans of $685MM in 2020 See Appendix for definitions of Core and Base Loan Yields Base Loan Yields 4.25% 4.39% 4.07% 3.95% 3.94% Core Loan Yields 4.38% 4.51% 4.14% 4.05% 4.04%

Well - Secured Multifamily and CRE Portfolios with DCR of 1.8x 19 Underwrite Real Estate Loans with a Cap Rate in Mid - 5s and Stress Test Each Loan Multifamily Geography 16% 30% 19% 18% 17% Bronx Kings Manhattan Queens Other $2. 5 B Portfolio • Average loan size: $1.1MM • Average monthly rent of $1,307 vs $ 2,903 1 for the market • Weighted average LTV 2 is 33 % with no loans having an LTV above 75% • Weighted average DCR is ~1.8x 3 • Borrowers typically do not sell properties, but refinance to buy more properties • Average loan size: $2.3MM • Weighted average LTV 2 is 43% with no loans having an LTV above 75% • Weighted average DCR is ~1.8x 3 • ~18% of the portfolio outside of branch footprint • Require primary operating accounts Non - Owner Occupied CRE Geography 9% 17% 18% 22% 9% 7% 9% 3% 6% Bronx Kings Manhattan Queens Other NY Nassau Suffolk NJ CT/Other $ 1.8B Portfolio 1 CoStar New York Multifamily Market Report, 04 - 13 - 2022 2 LTVs are based on value at origination. 3 Based on most recent Annual Loan Review

20 Loans Secured by Real Estate Have an Average LTV of <38% Multifamily  Primarily in market lending  Review net operating income and the collateral plus the financial resources and income level of the borrower (including experience in managing or owning similar properties)  ARMs adjust each 5 - year period with terms up to 30 years and comprise 81% of the portfolio; prepayment penalties are reset for each 5 - year period Commercial Real Estate  Secured by in market office buildings, hotels/motels, small business facilities, strip shopping centers, and warehouses  Similar underwriting standards as multifamily  ARMs adjust each 5 - year period with terms up to 30 years and comprise 80% of the portfolio Well Secured and Diversified Real Estate Portfolio Data as of March 31 , 2022 59% 11% 7% 8% 4% 6% 3% 2% Multifamily: 59% General Commercial: 11% CRE - Shopping Center: 7% CRE - Strip Mall: 8% CRE - Single Tenant: 4% Office: 6% Industrial: 3% Commercial Special Use: 2% $ 4.3 B Total Portfolio

21 Well - Diversified Commercial Business Portfolio Commercial Business  Primarily in market lending  Annual sales up to $250MM  Lines of credit and term loans, including owner occupied mortgages  Loans secured by business assets, including account receivables, inventory, equipment, and real estate  Personal guarantees are generally required  Originations are generally $100,000 to $10MM  Adjustable rate loans with adjustment periods of five years for owner - occupied mortgages and for lines of credit the adjustment period is generally monthly  Generally not subject to limitations on interest rate increases but have interest rate floors Average loan size of $1MM, excluding PPP 1 Data as of March 31, 2022 10% 10% 13% 8% 8% 7% 7% 6% 6% 4% 4% 3% 2% 2% 2% 2% 2% 1% 1% 1% 1% Other: 10% Wholesalers: 10% Hotels: 13% Transportation: 8% Contractor/Construction: 8% Finance & Insurance: 7% Manufacturing: 7% Medical: 6% Real Estate Management: 6% Retail: 4% Professional Services: 4% Theaters: 3% Air Carriers & Air Transportation: 2% Social Management/Services: 2% Motion Picture and Video Production: 2% Food & Beverage: 2% Restaurants: 2% Business Services: 1% Printing: 1% Services: 1% Recreation and Vacation Management: 1% $ 1.4B Total Portfolio Real Estate Collateral $ 656 MM

Net Charge - offs Significantly Better Than the Industry 22 NCOs / Average Loans 0.06% 0.25% 1 -0.2% 0.3% 0.8% 1.3% 1.8% 2.3% 2.8% 3.3% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 FFIC Industry 6 basis points of Net Charge - offs to Average Loans in 1Q22 1 Note: Includes $11.2MM in taxi medallion write - offs in 2017 and $2.8MM in 2021 for FFIC 1 “Industry” includes FDIC insured institutions from “FDIC Statistics At A Glance ” through December 31, 2021 2 Based on appraised value at origination  Over two decades and multiple credit cycles, Flushing Financial has a history of better than industry credit quality  Average LTVs on the Real Estate portfolio is <38% 2 – Only $ 20.7MM of real estate loans ( 0.3% of gross loans) with an LTV of 75% or more 2

23 Continued Strong Credit Quality NPAs / Assets Criticized and Classified Loans / Gross Loans Reserves / Gross Loans & Reserves / NPLs ACL by Loan Segment (1Q22) 0.96% 0.66% 1.07% 0.87% 0.90% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 2018 2019 2020 2021 1Q22 Criticized & Classified Loans / Gross Loans 128.9% 164.1% 214.3% 248.7% 266.1% 0.38% 0.38% 0.67% 0.56% 0.57% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 0% 50% 100% 150% 200% 250% 300% 2018 2019 2020 2021 1Q22 ACLs / NPLs ACLs / Loans $2,501 $1,765 $564 $248 $8 $69 $59 $1,387 0.34% 0.44% 0.33% 0.31% 0.00% 0.39% 3.11% 1.18% -20.00% -15.00% -10.00% -5.00% 0.00% 5.00% Multifamily Residential Commercial Real Estate 1-4 Family - Mixed Use 1-4 Family - Residential Co-operative Apartments Construction Small Business Administration Commercial Business and Other Loan Balance ACLs / Loans 0.24% 0.19% 0.26% 0.19% 0.17% 2018 2019 2020 2021 1Q22 NPAs / Assets 36.8% LTV on 2022 NPAs

TCE Ratio Remains Over 8%; ~4.0% Dividend Yield 1 24 84% of 1Q22 Earnings Returned; 45% in 2021 7.8% Book Value Per Share Growth YoY 8.1% YoY Increase in Tangible Book Value Per Share $19.64 $20.59 $20.11 $22.26 $22.26 10.98% 10.95% 9.88% 10.86% 10.84% 8.74% 8.73% 8.38% 8.98% 9.05% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 2018 2019 2020 2021 1Q22 Book Value Per Share CET1 Ratio Leverage Ratio 1 Calculated using 5/10/22 closing price of $ 21.76 Closed Empire Bancorp Acquisition $19.07 $20.02 $19.45 $21.61 $21.61 7.83% 8.05% 7.52% 8.22% 8.05% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 2018 2019 2020 2021 1Q22 Tangible Book Value Per Share Tangible Common Equity/Tangible Assets Empire Closed

25  Better positioned for higher rates – Funding costs are at record lows and funding is more favorable versus the last rising rate cycle; noninterest bearing deposits more than doubled as a percentage of funding – Swap repricing starts in 2Q22 and is mostly done by the end of 2023 reducing swaps costs by 120 bps – Our ability to control deposit rates is a key factor in determining the outlook for net interest income  Low risk business model; 4.0% 1 dividend yield – Average LTV on real estate loans totals <38% – Historical strong credit metrics – No changes to underwriting process  Maintaining through - the - cycle goals of ROAA ≥1% and ROAE ≥10% – On a core basis, ROAA of 0.94% and ROAE of 11.27% in 1Q22  Expect loan growth to increase in 2022 – Pipeline at record levels – Current quarter originations increased 65% YoY, net of PPP – Refinancing activity should decline with higher rates – Prepayment speeds remain elevated  Benefiting from merger disruption – Added 30 people over the past year from announced/recently closed mergers; 12 are revenue producing  We are investing in the franchise and our employees – New services and product enhancements set to launch in 2022 – $4.3MM of seasonal expenses in 1Q22; not expected to repeat in 2Q22 – Still expect high single digit core expense growth in 2022 ($144MM in 2021) Key Messages 1 Calculated using 5/10/22 closing price of $ 21.76

Appendix

PPP: 86% of Lifetime Originations and Acquisitions Forgiven 27 Period End PPP Loans ($MM) $251.0 $197.3 $ 130.8 $77.4 $43.2 Average PPP Loans ($MM) PPP NIM Benefit/(Drag) (0.04)% 0.00% 0.02% 0.03% 0.03%  Lifetime originations and acquisitions of $310MM with a balance of $43.2MM at 1Q22 and remaining fees of $1.1MM  Forgiveness totaled $34.1MM in 1Q22, $53.4MM in 4Q21, $66.5MM in 3Q21, $69.2MM in 2Q21, and $ 24.1MM in 1Q21  $6.7MM of PPP loans are in the process of forgiveness as of March 31 , 2022  Forgiveness expected to largely be completed by Fall 2022  SBA can take up to 90 days to approve forgiveness  PPP benefited the NIM by 3 bps in 1Q22 $209 $233 $165 $101 $61 1.98% 3.02% 4.06% 5.80% 6.68% 0 50 100 150 200 250 1Q21 2Q21 3Q21 4Q21 1Q22 PPP Yield

$125 $321 $121 $25 $125 $230 $50 1.86% 2.09% 1.96% 0.47% 0.88% 0.70% 0.80% 2Q22 2023 2024 2025 Effective Swaps Maturities Forward Swaps Start Date Effective WA Rate Forward WA Rate $MM 28 Swaps Help Protect NIM from Rising Short - Term Rates  The balance sheet naturally improves over the next two years without any changes in rates – $592MM of effective swaps at 1.95%; current drag on NIM; the majority mature by the end of 2023 – $405MM of forward starting swaps at 0.77% that largely replace the current effective swaps

Reconciliation of GAAP Earnings and Core Earnings 29 Non - cash Fair Value Adjustments to GAAP Earnings The variance in GAAP and core earnings is partly driven by the impact of non - cash net gains and losses from fair value adjustments .. These fair value adjustments relate primarily to swaps designated to protect against rising rates and borrowing carried at fair value under the fair value option .. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate .. In a declining interest rate environment, the movement in the curve exaggerates our mark - to - market loss position .. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement .. Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre - provision, Pre - tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Base Net Interest Income FTE, Base Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Base Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non - GAAP measures used in this presentation .. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form .. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors .. These measures should not be viewed as a substitute for net income .. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions .. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors .. These measures should not be viewed as a substitute for total shareholders' equity .. These non - GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited .. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP .. These non - GAAP measures may not be comparable to similarly titled measures reported by other companies ..

Reconciliation of GAAP Earnings and Core Earnings

(Dollars In thousands, except per share data)	Years Ended December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	Three Months Ended March 31, 2022	March 31, 2021
GAAP income (loss) before income taxes	$ 109,278	$ 45,182	$ 53,331	$ 65,485	$ 24,640	$ 26,224
Day 1, Provision for Credit Losses - Empire transaction	—	1,818	—	—	—	—
Net (gain) loss from fair value adjustments	12,995	2,142	5,353	4,122	1,809	(982)
Net (gain) loss on sale of securities	(113)	701	15	1,920	—	—
Life insurance proceeds	—	(659)	(462)	(2,998)	—	—
Net gain on sale or disposition of assets	(621)	—	(770)	(1,141)	—	(621)
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	129	(1,427)
Accelerated employee benefits upon Officer's death	—	—	455	149	—	—
Prepayment penalty on borrowings	—	7,834	—	—	—	—
Net amortization of purchase accounting adjustments	(2,489)	80	—	—	(924)	(789)
Merger expense	2,562	6,894	1,590	—	—	973
Core income before taxes	119,533	65,177	61,190	67,537	25,654	23,378
Provision for income taxes for core income	30,769	15,428	13,957	11,960	6,685	6,405
Core net income	$ 88,764	$ 49,749	$ 47,233	$ 55,577	$ 18,969	$ 16,973
GAAP diluted earnings (loss) per common share	$ 2.59	$ 1.18	$ 1.44	$ 1.92	$ 0.58	$ 0.60
Day 1, Provision for Credit Losses - Empire transaction, net of tax	—	0.05	—	—	—	—
Net (gain) loss from fair value adjustments, net of tax	0.31	0.06	0.14	0.10	0.04	(0.02)
Net (gain) loss on sale of securities, net of tax	—	0.02	—	0.05	—	—
Life insurance proceeds	—	(0.02)	(0.02)	(0.10)	—	—
Net gain on sale or disposition of assets, net of tax	(0.01)	—	(0.02)	(0.03)	—	(0.01)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	(0.05)	0.03	0.05	—	—	(0.03)
Accelerated employee benefits upon Officer's death, net of tax	—	—	0.01	—	—	—
Federal tax reform 2017	—	—	—	—	—	—
Prepayment penalty on borrowings, net of tax	—	0.20	—	—	—	—
Net amortization of purchase accounting adjustments, net of tax	(0.06)	—	—	—	(0.02)	(0.02)
Merger expense, net of tax	0.06	0.18	0.04	—	—	0.02
NYS tax change	(0.02)	—	—	—	—	—
Core diluted earnings per common share[1]	$ 2.81	$ 1.70	$ 1.65	$ 1.94	$ 0.61	$ 0.54
Core net income, as calculated above	$ 88,764	$ 49,749	$ 47,233	$ 55,577	$ 18,969	$ 16,973
Average assets	8,143,372	7,276,022	6,947,881	6,504,598	8,049,470	8,147,714
Average equity	648,946	580,067	561,289	534,735	673,012	619,647
Core return on average assets[2]	1.09 %	0.68 %	0.68 %	0.85 %	0.94 %	0.83 %
Core return on average equity[2]	13.68 %	8.58 %	8.42 %	10.39 %	11.27 %	10.96 %

FFIC FLUSHING Financial Corporation

[1] Core diluted earnings per common share may not foot due to rounding
[2] Ratios are calculated on an annualized basis

30

Reconciliation of GAAP Revenue & Pre-Provision Pre-Tax Net Revenue

	Years Ended				Three Months Ended	
(Dollars In thousands)	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	March 31, 2022	March 31, 2021
GAAP Net interest income	$ 247,969	$ 195,199	$ 161,940	$ 167,406	$ 63,479	$ 60,892
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	129	(1,427)
Net amortization of purchase accounting adjustments	(3,049)	(11)	—	—	(1,058)	(922)
Core Net interest income	$ 242,841	$ 196,373	$ 163,618	$ 167,406	$ 62,550	$ 58,543
GAAP Noninterest income	$ 3,687	$ 11,043	$ 9,471	$ 10,337	$ 1,313	$ 6,311
Net (gain) loss from fair value adjustments	12,995	2,142	5,353	4,122	1,809	(982)
Net (gain) loss on sale of securities	(113)	701	15	1,920	—	—
Life insurance proceeds	—	(659)	(462)	(2,998)	—	—
Net gain on disposition of assets	(621)	—	(770)	(1,141)	—	(621)
Core Noninterest income	$ 15,948	$ 13,227	$ 13,607	$ 12,240	$ 3,122	$ 4,708
GAAP Noninterest expense	$ 147,322	$ 137,931	$ 115,269	$ 111,683	$ 38,794	$ 38,159
Prepayment penalty on borrowings	—	(7,834)	—	—	—	—
Accelerated employee benefits upon Officer's death	—	—	(455)	(149)	—	—
Net amortization of purchase accounting adjustments	(560)	(91)	—	—	(134)	(133)
Merger expense	(2,562)	(6,894)	(1,590)	—	—	(973)
Core Noninterest expense	$ 144,200	$ 123,112	$ 113,224	$ 111,534	$ 38,660	$ 37,053
Net interest income	$ 247,969	$ 195,199	$ 161,940	$ 167,406	$ 63,479	$ 60,892
Noninterest income	3,687	11,043	9,471	10,337	1,313	6,311
Noninterest expense	(147,322)	(137,931)	(115,269)	(111,683)	(38,794)	(38,159)
Pre-provision pre-tax net revenue	$ 104,334	$ 68,311	$ 56,142	$ 66,060	$ 25,998	$ 29,044
Core:						
Net interest income	$ 242,841	$ 196,373	$ 163,618	$ 167,406	$ 62,550	$ 58,543
Noninterest income	15,948	13,227	13,607	12,240	3,122	4,708
Noninterest expense	(144,200)	(123,112)	(113,224)	(111,534)	(38,660)	(37,053)
Pre-provision pre-tax net revenue	$ 114,589	$ 86,488	$ 64,001	$ 68,112	$ 27,012	$ 26,198
Efficiency Ratio	55.7 %	58.7 %	63.9 %	62.1 % %	58.9 %	58.6 %

Efficiency ratio, a non-GAAP measure, was calculated by dividing noninterest expenses (excluding merger expenses, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustment) by the total of net interest income (excluding net gains and loses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and noninterest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments)

FFIC FLUSHING Financial Corporation
31

Reconciliation of GAAP NII & NIM to CORE and Base NII & NIM

(Dollars In thousands)	Years Ended December 31, 2021	Years Ended December 31, 2020	Years Ended December 31, 2019	Years Ended December 31, 2018	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
GAAP net interest income	$ 247,969	$ 195,199	$ 161,940	$ 167,406	$ 63,479	$ 60,892
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	129	(1,427)
Net amortization of purchase accounting adjustments	(3,049)	(11)	—	—	(1,058)	(922)
Tax equivalent adjustment	450	508	542	895	124	111
Core net interest income FTE	$ 243,291	$ 196,881	$ 164,160	$ 168,301	$ 62,674	$ 58,654
Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from nonaccrual loans	(6,627)	(4,576)	(6,501)	(7,058)	(1,716)	(948)
Base net interest income FTE	$ 236,664	$ 192,305	$ 157,659	$ 161,243	$ 60,958	$ 57,706
Total average interest-earning assets [1]	$ 7,681,441	$ 6,863,219	$ 6,582,473	$ 6,194,248	$ 7,577,053	$ 7,676,833
Core net interest margin FTE	3.17 %	2.87 %	2.49 %	2.72 %	3.31 %	3.06 %
Base net interest margin FTE	3.08 %	2.80 %	2.40 %	2.60 %	3.22 %	3.01 %
GAAP interest income on total loans, net	$ 274,331	$ 248,153	$ 251,744	$ 232,719	$ 67,516	$ 69,021
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	129	(1,427)
Net amortization of purchase accounting adjustments	(3,013)	(356)	—	—	(1,117)	(728)
Core interest income on total loans, net	$ 269,239	$ 248,982	$ 253,422	$ 232,719	$ 66,528	$ 66,866
Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from nonaccrual loans	(6,625)	(4,501)	(6,501)	(6,956)	(1,716)	(947)
Base interest income on total loans, net	$ 262,614	$ 244,481	$ 246,921	$ 225,763	$ 64,812	$ 65,919
Average total loans, net [1]	$ 6,653,980	$ 6,006,931	$ 5,621,033	$ 5,316,968	$ 6,586,253	$ 6,711,446
Core yield on total loans	4.05 %	4.14 %	4.51 %	4.38 %	4.04 %	3.99 %
Base yield on total loans	3.95 %	4.07 %	4.39 %	4.25 %	3.94 %	3.93 %

FFIC FLUSHING Financial Corporation

[1] Excludes purchase accounting average balances for the years ended 2021 and 2020 and for the quarters ended March 31, 2022 and 2021

32

33 Calculation of Tangible Stockholders’ Common Equity to Tangible Assets (Dollars in thousands) Total Equity $ 675,813 $ 679,628 $ 618,997 $ 579,672 $ 549,464 Less: Goodwill (17,636) (17,636) (17,636) (16,127) (16,127) Core deposit Intangibles (2,420) (2,562) (3,172) — — Intangible deferred tax liabilities 328 328 287 292 290 Tangible Stockholders' Common Equity $ 656,085 $ 659,758 $ 598,476 $ 563,837 $ 533,627 Total Assets $ 8,169,833 $ 8,045,911 $ 7,976,394 $ 7,017,776 $ 6,834,176 Less: Goodwill (17,636) (17,636) (17,636) (16,127) (16,127) Core deposit Intangibles (2,420) (2,562) (3,172) — — Intangible deferred tax liabilities 328 328 287 292 290 Tangible Assets $ 8,150,105 $ 8,026,041 $ 7,955,873 $ 7,001,941 $ 6,818,339 Tangible Stockholders' Common Equity to Tangible Assets 8.05% 8.22% 7.52% 8.05% 7.83 % March 31, 2022 December 31, 2021 December 31, December 31, December 31, 2018 2019 2020

34 Contact Details Susan K. Cullen SEVP, CFO & Treasurer Phone: (718) 961 - 5400 Email: scullen@flushingbank.com Al Savastano, CFA Director of Investor Relations Phone: (516) 820 - 1146 Email: asavastano@flushingbank.com